Prospectus Supplement                                         69060 1/01
dated January 11, 2001 to:
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PUTNAM GLOBAL AGGRESSIVE GROWTH FUND (the "fund")
Prospectus dated February 29, 2000

On January 11, 2001, the shareholders of the fund approved a proposal to increase the fees payable to Putnam Investment Management, LLC the fund's investment manager ("Putnam Management") under the fund's Management Contract. The management fees hereafter will be paid monthly at the annual rate of 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, 0.73% of the next $5 billion, 0.72% of the next $5 billion, 0.71% of the next $5 billion, 0.70% of the next $5 billion, 0.69% of the next $5 billion, 0.68% of the next $8.5 billion and 0.67% of any amount thereafter.

As a result of the change, the section "Fees and Expenses" summary" on page 2 of the prospectus is replaced with the following:

Annual fund operating expenses** (expenses that are deducted from the fund assets)

Management fees                                1.00%
Other expenses                                 1.08%
Total fund operating expenses                  2.08%
Expense Reimbursement                          0.63%
Net Expense                                    1.45%

** Reflect Putnam Management's contractual obligation to limit fund expenses through October 31, 2001.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

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                         1             3            5          10
                        year          years        years      years
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                        $714         $1,132       $1,575      $2,800
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Statement of Additional Information Supplement                69364 1/01
dated January 11, 2001 to:
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PUTNAM GLOBAL AGGRESSIVE GROWTH FUND (the "fund")
Statement of Additional Information dated February 29, 2000

CHARGES AND EXPENSES

Management fees

On January 11, 2001, shareholders of the fund approved a proposal to increase the management fees payable under the fund's management contract. Accordingly, effective January 11, 2001, the fund will pay Putnam Management a fee, based on the fund's average net assets, computed and paid monthly, at the annual rate of 1.00% of the first $500 million; 0.90% of the next $500 million; 0.85% of the next $500 million; 0.80% of the next $5 billion; 0.775% of the next $5 billion; 0.755% of the next $5 billion; 0.74% of the next $5 billion; 0.73% of the next $5 billion; 0.72% of the next $5 billion; 0.71% of the next $5 billion, 0.70% of the next $5 billion; 0.69% of the next $5 billion; 0.69% of the next $5 billion; 0.68% of the next $5 billion and 0.67% of any excess thereafter.

Expense limitation. In order to limit expenses, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through October 31, 2001 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, and deferred organizational and extraordinary expenses, and payments under the fund's distribution plans) would exceed an annual rate of 1.45% of the fund's average net assets. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund do not reflect the application of commissions or cash management credits that may reduce designated fund expenses.